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                                                              Exhibit 10 (ix)(b)

                                  [LETTERHEAD]



                                February 24, 2000





Mr. John C. Millman
President
Sterling Bancorp
430 Park Avenue
New York, New York 10022

Dear Mr. Millman:

This will confirm the following amendment to your employment agreement, dated February 19, 1993 (as amended, February 14, 1995, February 8, 1996, February 28 1997, February 19, 1998, May 22, 1998 and March 9, 1999), with our Company:

         The date in the third line of Paragraph 1 (captioned "Term") is amended to December 31, 2002.

The foregoing amendment was recommended by the Compensation Committee and was approved by the Board of Directors at its February 17, 2000 meeting.

Kindly sign and return the enclosed copy to the Company in order to confirm your understanding and acceptance of the foregoing amendment.

                                      Sincerely,

                                      STERLING BANCORP


                                      By: /s/ Jerrold Gilbert
                                          -----------------------------------
                                          Executive Vice President


Agreed:

/s/ John C. Millman
-----------------------------
    John C. Millman